EXHIBIT 10.1

SECOND AMENDMENT AGREEMENT

This SECOND AMENDMENT AGREEMENT (this “Amendment”) is made as of the 30th day of May, 2007 among:

(a)           NN, INC., a Delaware corporation (“US Borrower”);

(b)           each Foreign Borrower, as defined in the Credit Agreement, as hereinafter defined (each such Foreign Borrower, together with US Borrower shall be referred to herein, collectively, as “Borrowers” and, individually, each a “Borrower”);

(c)           the Lenders, as defined in the Credit Agreement;

(d)           AMSOUTH BANK, as Swing Line Lender, as defined in the Credit Agreement; and

(e)           KEYBANK NATIONAL ASSOCIATION, as the lead arranger, book runner and administrative agent for the Lenders under the Credit Agreement (“Agent”).

WHEREAS, Borrowers, Agent and the Lenders are parties to that certain Credit Agreement, dated as of September 21, 2006, that provides, among other things, for loans and letters of credit aggregating Ninety Million Dollars ($90,000,000), all upon certain terms and conditions (as amended and as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”);

WHEREAS, Borrowers, Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof;

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, Borrowers, Agent and the Lenders agree as follows:

1.           Amendment to Definitions.  Article I of the Credit Agreement is hereby amended to delete the definition of “Total Commitment Amount” therefrom and to insert in place thereof the following:

“Total Commitment Amount” shall mean One Hundred Thirty-Five Million Dollars ($135,000,000), as such amount may be decreased pursuant to Section 2.9(a) hereof.

2.           Additions to Definitions.  Article I of the Credit Agreement is hereby amended to add the following new definitions thereto:

“Second Amendment Closing Fee Letter” shall mean the Second Amendment Closing Fee Letter between US Borrower and Agent, dated as of the Second Amendment Effective Date.

“Second Amendment Effective Date” shall mean May 30, 2007.

3.           Amendment to Modifications to Commitment.  Section 2.9 of the Credit Agreement is hereby amended to delete subsection (b) therefrom and to insert in place thereof the following:

(b)           [Reserved].

4.           Amendment to Schedule 1.  The Credit Agreement is hereby amended to delete Schedule 1 (Commitment of Lenders) therefrom and to insert in place thereof a new Schedule 1 in the form of Schedule 1 hereto.

5.           Wells Fargo as a Lender. By executing this Amendment, Wells Fargo Bank National Association (“Wells Fargo”) represents and warrants to Borrowers, Agent and the Lenders that (a) it meets the requirements to be an assignee as set forth in Section 10.10 of the Credit Agreement; (b) it is able to fund the Loans and the Letters of Credit as required by the Credit Agreement; (c) it will perform, in accordance with their terms, all of the obligations which by the terms of the Credit Agreement and the Related Writings are required to be performed by it as a Lender thereunder; and (d) it has reviewed each of the Loan Documents. Wells Fargo appoints Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to Agent by the terms thereof.  Without limiting the generality of the foregoing, Wells Fargo acknowledges and agrees that upon execution of this Amendment Wells Fargo shall become subject to the Intercreditor Agreement.  On the Second Amendment Effective Date, Wells Fargo shall become and thereafter be deemed to be a “Lender” for the purposes of the Credit Agreement and the other Loan Documents, and shall be bound thereby as if it were an original signatory thereto. All notices, requests, demands and other communications provided for under the Credit Agreement to Wells Fargo, mailed or delivered to it, shall be addressed to it at the address specified on the signature pages of this Amendment, or at such other address as shall be designated by Wells Fargo in a written notice to each of the other parties.

6.           Closing Deliveries.  Concurrently with the execution of this Amendment, US Borrower shall:

(a)           execute and deliver to Agent, for delivery to each Lender, a new (with respect to Wells Fargo) or replacement (with respect to the other Lenders) US Borrower Revolving Credit Note, in the amounts specified in Schedule 1 to the Credit Agreement;

(b)           execute and deliver to Agent, for the benefit of the Lenders, the Second Amendment Closing Fee Letter, and pay to Agent, for distribution to each of the Lenders, the fees stated therein;

(c)           deliver to Agent and the Lenders appropriate resolutions of US Borrower authorizing the increase in the Total Commitment Amount and the execution of this Amendment;

(d)           cause each Guarantor of Payment to execute the attached Acknowledgment and Agreement; and

(e)           pay all legal fees and expenses of Agent in connection with this Amendment.

7.           Representations and Warranties.  Each Borrower hereby represents and warrants to Agent and the Lenders that (a) such Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind such Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by such Borrower and the performance and observance by such Borrower of the provisions hereof do not violate or conflict with the organizational agreements of such Borrower or any law applicable to such Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against such Borrower; (d) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) such Borrower is not aware of any claim or offset against, or defense or counterclaim to, such Borrower’s obligations or liabilities under the Credit Agreement or any Related Writing; and (f) this Amendment constitutes a valid and binding obligation of such Borrower in every respect, enforceable in accordance with its terms.

8.           References to Credit Agreement.  Each reference that is made in the Credit Agreement or any Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Related Writing.

9.           Waiver.  Each Borrower, by signing below, hereby waives and releases Agent and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims of which such Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

10.           Counterparts.  This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

11.           Headings.  The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

12.           Severability.  Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

13.           Governing Law.  The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

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JURY TRIAL WAIVER.  BORROWERS, THE LENDERS AND AGENT, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, THE LENDERS AND AGENT, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

NN, INC.

By:  /s/ James H. Dorton
James H. Dorton
Vice President – Corporate Development
and Chief Financial Officer

By:  /s/ William C. Kelly, Jr.
William C. Kelly, Jr.
Vice President, Secretary and Chief
Administrative Officer

KEYBANK NATIONAL ASSOCIATION, as Agent and as a Lender By: /s/Suzannah Harris Suzannah Harris Vice President
AMSOUTH BANK, as Swing Line Lender and as a Lender By: /s/ Jacob M. Harris Name: Jacob M. Harris Title: Vice President

BRANCH BANKING AND TRUST COMPANY, as a Lender By: /s/ Hugh Ferguson Name: Hugh Ferguson Title: Senior Vice President
Address: 3100 West End Avenue Suite 530 Nashville, Tennessee 37203	WELLS FARGO BANK NATIONAL ASSOCIATION, as a Lender By: /s/Bryan Hulker Name: Bryan Hulker Title: Vice President

ACKNOWLEDGMENT AND AGREEMENT

The undersigned consent and agree to and acknowledge the terms of the foregoing Second Amendment Agreement dated as of May 30, 2007.  The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned shall remain in full force and effect and be unaffected hereby.

The undersigned hereby waive and release Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which the undersigned are aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

JURY TRIAL WAIVER.  THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

THE DELTA RUBBER COMPANY By: /s/William C. Kelly, Jr. Name: William C. Kelly, Jr. Title: Officer	TRIUMPH LLC By: /s/Howard Feldenkris Name: Howard Feldenkris Title: Chief Financil Officer
WHIRLAWAY CORPORATION By: /s/Howard Feldenkris Name: Howard Feldenkris Title: Chief Financial Officer	INDUSTRIAL MOLDING CORPORATION By: /s/William C. Kelly, Jr. Name: William C. Kelly, Jr. Title: Officer

SCHEDULE 1

LENDERS	COMMITMENT PERCENTAGE	REVOLVING CREDIT COMMITMENT AMOUNT	MAXIMUM AMOUNT
KeyBank National Association	29.63%	$40,000,000.00	$40,000,000.00
AmSouth Bank	27.78%	$37,500,000.00	$37,500,000.00
Branch Banking and Trust Company	27.78%	$37,500,000.00	$37,500,000.00
Wells Fargo Bank National Association	14.81%	$20,000,000.00	$20,000,000.00
Total Commitment Amount	100%	$135,000,000.00	$135,000,000.00